UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2017

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 8, 2017, Esperion Therapeutics, Inc. issued a press release titled, “Esperion Announces Initiation of Three Pivotal Phase 3 Studies for Bempedoic Acid” (the “Phase 3 Press Release”). A copy of the Phase 3 Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On January 9, 2017, Esperion Therapeutics, Inc. issued a press release titled, “Esperion Announces Initiation of Global Cardiovascular Outcomes Trial for Bempedoic Acid” (the “CVOT Press Release”). A copy of the CVOT Press Release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Phase 3 Press Release dated January 8, 2017.

99.2	CVOT Press Release dated January 9, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2017	Esperion Therapeutics, Inc.

	By:	/s/ Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Phase 3 Press Release dated January 8, 2017.

99.2	CVOT Press Release dated January 9, 2017.